                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Charles W. Duncan, Jr.
- ------------------------------
    Charles W. Duncan, Jr.

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Ralph S. O'Connor
- ----------------------------
    Ralph S. O'Connor

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Milton Carroll
- ----------------------------
    Milton Carroll

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Leo E. Linbeck, Jr.
- ----------------------------
    Leo E. Linbeck, Jr.

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Robert Cizik
- ----------------------------
    Robert Cizik

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Harry E. Ekblom
- ----------------------------
    Harry E. Ekblom

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Ann Maynard Gray
- ----------------------------
    Ann Maynard Gray

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Harold S. Hook
- ----------------------------
    Harold S. Hook

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ William T. Esrey
- ----------------------------
    William T. Esrey

                                                                      EXHIBIT 24


                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and/or officers of PANHANDLE EASTERN CORPORATION (the "CORPORATION"), a Delaware corporation, do hereby constitute and appoint JAMES B. HIPPLE, ROBERT W.
REED, and PAUL F. FERGUSON, JR., and each of them, their true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which, with the advice of counsel, said attorneys and agents may deem necessary or advisable to enable the CORPORATION to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, including specifically, but without limitation thereof, to sign their names as a director and/or officer of the CORPORATION to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and to any instrument or document filed as a part of, or in connection with said Registration Statement or Amendment thereto; and the undersigned do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents this 24 day of April, 1995.


/s/ Dennis Hendrix                         /s/ Paul M. Anderson
- -----------------------------              ------------------------------
    Dennis Hendrix                             Paul M. Anderson

/s/ George L. Mazanec                      /s/ James B. Hipple
- -----------------------------              ------------------------------
    George L. Mazanec                          James B. Hipple
                                           Senior Vice President and
                                           Chief Financial Officer

/s/ Sandra P. Meyer
- -----------------------------
    Sandra P. Meyer
Vice President and Controller